UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 12, 2007

INTER-TEL (DELAWARE), INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	0-10211	86-0220994
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1615 S. 52nd Street Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 449-8900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other events.

On July 12, 2007, Inter-Tel (Delaware), Incorporated issued a press release announcing that the Special Meeting of Stockholders to vote on the merger with Mitel Networks Corporation has been rescheduled upon the advice of Delaware counsel for August 2, 2007 so that all stockholders receive 20 calendar days written notice of the meeting. As previously announced, the close of business on July 9, 2007 is the Record Date for determining the Inter-Tel stockholders who are entitled to notice of and to vote at the Special Meeting. The Special Meeting will be held at 10:00 a.m. local time at the offices of Snell & Wilmer LLP at 400 East Van Buren Street, 19th Floor, One Arizona Center, Phoenix, Arizona.

The press release issued by Inter-Tel is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by this reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Press Release dated July 12, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTER-TEL (DELAWARE), INCORPORATED

Date: July 12, 2007	By:	/s/ Norman Stout
	Name:	Norman Stout
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated July 12, 2007